Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                          38
Due Period                                              01-Nov-98
Distribution Date                                       14-Dec-98
Payment Date                                            15-Dec-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                      19.78%
Annualized Gross Losses                                    -8.46%
Annualized Portfolio Yield                                 11.32%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             188412226.69
     30 -   59 days (%)                                     4.39%
     60 -   89 days ($)                               70744757.33
     60 -   89 days (%)                                     1.65%
     90 - 119 days ($)                                46200942.79
     90 - 119 days (%)                                      1.08%
   120 - 149 days ($)                                 43378319.74
   120 - 149 days (%)                                       1.01%
   150 - 179 days ($)                                 39392926.75
   150 - 179 days (%)                                       0.92%
   180 - 209 days ($)                                 35507298.17
   180 - 209 days (%)                                       0.83%
   210 - 239 days ($)                                 34277304.47
   210 - 239 days (%)                                       0.80%
   240 - 269 days ($)                                 34449337.62
   240 - 269 days (%)                                       0.80%
   270 - 299 days ($)                                  33592319.5
   270 - 299 days (%)                                       0.78%
            300+ days  ($)                             7066193.31
            300+ days (%)                                   0.16%


Additional Balances on Existing Credit Lines        62,412,644.08
(draws - principal only)
Principal Collections                              138,577,767.30
Defaulted Receivables                               31,004,185.22
Finance Charge  & Administrative Collections        70,856,806.54
Recoveries                                           1,682,447.00


Average Principal Balance                        4,399,893,764.50
Personal Homeowner Lines as % of Total                     27.29%
Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                    28
Distribution Date:                                       12/14/98
Payment Date:                                            12/15/98
Collection Period Beginning:                             11/01/98
Collection Period Ending:                                11/30/98
Note and Certificate Accrual Beginning:                  11/16/98
Note and Certificate Accrual Ending:                     12/15/98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                  8.37%
Invested Amount
OC Balance as % of Ending Participation                     8.60%
Invested Amount
OC Balance as % of Ending Participation                     8.13%
Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.               ---
Invstd. Amt. Test
Is the MAP Over?                                                0
Is this the Early Amortization Period?                          0

Interest Allocation Percentage Calculation:
Numerator                                          585,839,095.12
Denominator - Component (x) - Aggregate          4,399,893,764.50
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          4,002,968,048.03
Numerators
Applicable Interest Allocation Percentage                  13.31%

Principal Allocation Percentage Calculation:
Numerator                                          585,839,095.12
Denominator - Component (x) - Aggregate          4,399,893,764.50
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          3,726,324,886.51
Numerators
Applicable Principal Allocation Percentage                 13.31%

Default Allocation Percentage Calculation:
Numerator                                          585,839,095.12
Denominator - Component (x) - Aggregate          4,399,893,764.50
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate          4,002,968,048.03
Numerators
Default Allocation Percentage (Floating                    13.31%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount               10,545,103.71
Series Participation Interest Default Amount         4,128,159.63
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over          6,416,944.08
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                             6,416,944.08

Investor Principal Collections                      10,141,269.14
Investor Finance Charge and Admin. Collections       9,658,490.17
(4.11a)
Investor Allocated Defaulted Amounts                 4,128,159.63

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal           585,839,095.12
Balance
Beginning Participation Invested Amount            585,839,095.12
Ending Participation Unpaid Principal Balance      571,569,666.35
Ending Participation Invested Amount               571,569,666.35

Beginning Participation Unpaid Principal             3,279,071.60
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due 2,419,536.29 Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per annum        122,049.81
Participation Interest Distribution Amount           3,279,071.60

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections       9,658,490.17
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.               0.00
4.11 (a)(i)
Series Participation Interest  Monthly Interest      3,279,071.60
(Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount         4,128,159.63
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-             0.00
Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11      2,076,726.48
(a)(v))
Excess (Sec. 4.11 (a)(vi))                             174,532.45

Reconciliation Check                                         0.00

Series Participation Interest Monthly Principal     14,269,428.77
(Sec. 4.09 (a))

Beginning Unreimbursed Participation Interest                0.00
Charge-Offs
Series Participation Interest Charge-Offs                    0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-             0.00
Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                   0.00
Charge-Offs

Available Investor Principal Collections            14,269,428.77
Participation Interest Distribution Amount           3,279,071.60
Series Participation Interest Charge-Offs                    0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due 2,419,536.29 Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                        859,535.31
Beginning Net Charge-Offs                                    0.00
Reversals                                                    0.00

+Available Investor Principal Collections           14,269,428.77
+Series Participation Interest Charge Offs                   0.00
+ Lesser of Excess Interest and Carryover                    0.00
Charge Offs

Optimum Monthly Principal                           14,269,428.77
Are the Notes Retired ?   (0=No; 1=Yes)                      0.00
Accelerated Principal Payment                          122,049.81

Beginning Class A-1 Security Balance               330,413,893.39
Beginning Class A-2 Security Balance                52,240,000.00
Beginning Class A-3 Security Balance                67,900,000.00
Beginning Class B Security Balance                  49,370,000.00
Beginning Certificate Security Balance              36,886,000.00
Beginning Overcollateralization Amount plus APP     49,151,251.54
Beginning Class A-1 Adjusted Balance               330,413,893.39
Beginning Class A-2 Adjusted Balance                52,240,000.00
Beginning Class A-3 Adjusted Balance                67,900,000.00
Beginning Class B Adjusted Balance                  49,370,000.00
Beginning Certficate  Adjusted Balance              36,886,000.00
Beginning Overcollateralization Amount plus APP     49,151,251.54
Class A-1 Balance After Payment pursuant to        316,144,464.62
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to         52,240,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to         67,900,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to           49,370,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to       36,886,000.00
clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance        18,800,000.00
Class A-3 Minimum Adjusted Principal Balance        24,500,000.00
Class B Minimum Adjusted Principal Balance          17,800,000.00
Certificate Minimum Adjusted Principal Balance       7,900,000.00
Minimum Overcollateralization Amount                14,800,000.00
Certificate Minimum Balance Target                  17,320,847.17
Scheduled Certificate Payment to Certificate        19,565,152.83
Minimum Balance Target
Class A-1 Targeted Balance                         297,216,226.50
Class A-2 Targeted Balance                          42,723,552.37
Class A-3 Targeted Balance                          70,616,476.45
Class B Targeted Balance                            60,981,145.10
Certificate Targeted Balance                        37,331,780.09
Class A-1:  Payment Required to get to Target       33,197,666.89
Class A-2:  Payment Required to get to Target        9,516,447.63
or Minimum Adjusted Balance
Class A-3:  Payment Required to get to Target                0.00
or Minimum Adjusted Balance
Class B: Payment Required to get to Target or                0.00
Minimum Adjusted Balance
Certificate: Payment Required to get to Target               0.00
or Minimum Adjusted Balance
OC: Payment to get to Minimum                       34,351,251.54
Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;              0.00
Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                  1.00
Remittances on the Participation                    17,548,500.37

Interest and Yield
(i)     Pay Class A-1 Interest Distribution -        1,450,025.87
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -          235,568.28
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -          311,654.38
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -            235,750.65
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield         186,537.10
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Principal         14,269,428.77
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                    0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid                0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                       0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal              122,049.81
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                    0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                    0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                    0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                    0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                      0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                      0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                    0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                    0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                      0.00
(a)(vi)(d)
        Pay Certificates up to Certificate Min.              0.00
Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                   0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05           737,485.50
(a)(vii)

Total Reconciliation Check                                   0.00
(should equal $0.00)
Accelerated Principal Reconciliation                         0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                     0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $330,413,893.39
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance          $67,900,000.00
Beginning Class B     Note Security Balance        $49,370,000.00
Beginning Certificate Security Balance             $36,886,000.00
Beginning Overcollateralization Amount             $49,029,201.73
Beginning Class A-1 Adjusted Balance              $330,413,893.39
Beginning Class A-2 Adjusted Balance               $52,240,000.00
Beginning Class A-3 Adjusted Balance               $67,900,000.00
Beginning Class B    Adjusted Balance              $49,370,000.00
Beginning Certficate  Adjusted Balance             $36,886,000.00
Beginning Overcollateralization Amount             $49,029,201.73
Ending Class A-1 Note Security Balance            $316,022,414.81
Ending Class A-2 Note Security Balance             $52,240,000.00
Ending Class A-3 Note Security Balance             $67,900,000.00
Ending Class B    Note Security Balance            $49,370,000.00
Ending Certificate Security Balance                $36,886,000.00
Ending Overcollateralization Amount                $49,151,251.54
Ending Class A-1 Adjusted Balance                 $316,022,414.81
Ending Class A-2 Adjusted Balance                  $52,240,000.00
Ending Class A-3 Adjusted Balance                  $67,900,000.00
Ending Class B    Adjusted Balance                 $49,370,000.00
Ending Certficate  Adjusted Balance                $36,886,000.00
Ending Overcollateralization Amount                $49,151,251.54
Class A-1 Note Rate Capped at 13%                           5.45%
Class A-2 Note Rate Capped at 15%                           5.60%
Class A-3 Note Rate Capped at 15%                           5.70%
Class B    Note Rate Capped at 15%                          5.93%
Certificate Rate Capped at 16%                              6.28%
Class A-1 Interest Due                              $1,450,025.87
Class A-2 Interest Due                                $235,568.28
Class A-3 Interest Due                                $311,654.38
Class B Interest Due                                  $235,750.65
Certificate Yield  Due                                $186,537.10
Class A-1 Interest Paid                             $1,450,025.87
Class A-2 Interest Paid                               $235,568.28
Class A-3 Interest Paid                               $311,654.38
Class B Interest Paid                                 $235,750.65
Certificate Yield Paid                                $186,537.10
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B     Unpaid Interest                                 $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                           $14,391,478.58
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B    Principal Paid                                   $0.00
Certificate    Principal Paid                               $0.00
OC           Principal Paid                                 $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B    Net Charge-Off                         $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated            $122,049.81
Principal Payments
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B     Net Charge-Off                           $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal              ($0.00)
$0.00)

Certificate Balance/Participation Invested                  6.30%
Amount (Beginning of Month)

Designated Certificate / Certificate Security           1.000000%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month          $368,860.00
Principal Payments in Respect of  Designated                $0.00
Certificate (Sec. 3.05 (iv) & (viii))
Designated Certificate  - End of Month                $368,860.00
Interest Payments in Respect of Designated              $1,865.37
Certificate (Sec. 3.05 (ii))

Designated Certificateholder Accelerated            $4,625,201.73
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (vi))        $122,049.81
Payments to Holder of Designated Certificate in             $0.00
respect to Acc. Prin. (Sec. 3.05 (v) & (ix))
Designated Certificateholder Accelerated            $4,747,251.54
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount       $44,404,000.00
(Beginning of Month)
Payments to Designated Certificates in                      $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount       $44,404,000.00
(End of Month)

Remaining Payments to Designated Certificates               $0.00
(Sec. 3.05 paragraph following (ix))

Remaining Amounts to Issuer (Sec. 3.05 (x))           $737,485.50

Monthly Security  Report
Household Consumer Loan Trust 1996-2

Distribution Date                                       14-Dec-98
Payment Date:                                           15-Dec-98
Collection Period Beginning                             01-Nov-98
Collection Period Ending:                               30-Nov-98
Note and Certificate Accrual Beginning:                 16-Nov-98
Note and Certificate Accrual Ending:                    15-Dec-98


Ending Pool Principal Balance                   $4,292,755,005.94
Series 1996-2 Participation Invested Amount       $571,569,666.35
Seller Amount                                      $75,015,402.92
Remittances on the Participation                   $17,548,500.37
Optimum Monthly Principal                          $14,269,428.77
Accelerated Principal Payment                         $122,049.81
Beginning Class A-1 Note Security Balance         $330,413,893.39
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance          $67,900,000.00
Beginning Class B Note Security Balance            $49,370,000.00
Beginning Certificate Security Balance             $36,886,000.00
Beginning Overcollateralization Amount             $49,029,201.73
Beginning Class A-1 Adjusted Balance              $330,413,893.39
Beginning Class A-2 Adjusted Balance               $52,240,000.00
Beginning Class A-3 Adjusted Balance               $67,900,000.00
Beginning Class B Adjusted Balance                 $49,370,000.00
Beginning Certificate  Adjusted Balance            $36,886,000.00
Beginning Overcollateralization Amount             $49,029,201.73
Ending Class A-1 Note Security Balance            $316,022,414.81
Ending Class A-2 Note Security Balance             $52,240,000.00
Ending Class A-3 Note Security Balance             $67,900,000.00
Ending Class B Note Security Balance               $49,370,000.00
Ending Certificate Security Balance                $36,886,000.00
Ending Overcollateralization Amount                $49,151,251.54
Ending Class A-1 Adjusted Balance                 $316,022,414.81
Ending Class A-2 Adjusted Balance                  $52,240,000.00
Ending Class A-3 Adjusted Balance                  $67,900,000.00
Ending Class B Adjusted Balance                    $49,370,000.00
Ending Certificate  Adjusted Balance               $36,886,000.00
Ending Overcollateralization Amount                $49,151,251.54
Class A-1 Note Rate Capped at 13%                       5.447810%
Class A-2 Note Rate Capped at 15%                       5.597810%
Class A-3 Note Rate Capped at 15%                       5.697810%
Class B Note Rate Capped at 15%                         5.927810%
Certificate Rate Capped at 16%                          6.277810%
Class A-1 Interest Due                              $1,450,025.87
Class A-2 Interest Due                                $235,568.28
Class A-3 Interest Due                                $311,654.38
Class B Interest Due                                  $235,750.65
Certificate Yield  Due                                $186,537.10
Class A-1 Interest Paid                             $1,450,025.87
Class A-2 Interest Paid                               $235,568.28
Class A-3 Interest Paid                               $311,654.38
Class B Interest Paid                                 $235,750.65
Certificate Yield Paid                                $186,537.10
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A-1 Principal Paid                           $14,391,478.58
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                                 $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated            $122,049.81
Principal Payments
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A-1                       1.826229
Principal paid per $1,000 Class A-1                     18.125288
Interest paid per $1,000 Class A-2                       4.509347
Principal paid per $1,000 Class A-2                      0.000000
Interest paid per $1,000 Class A-3                       4.589903
Principal paid per $1,000 Class A-3                      0.000000
Interest paid per $1,000 Class B                         4.775180
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        5.057125
Principal Paid per $1,000 Certificate                    0.000000

Bloomberg Summary
Household Consumer Loan Trust 1996-2


Due Period                                                 Nov-98
Monthly Payment Rate (including charge offs)                3.85%
Monthly Draw Rate                                           1.42%
Monthly Net Payment Rate                                    2.44%
Actual Payment Rate                                         2.44%

Annualized Cash Yield                                      19.78%
Annualized Gross Losses                                     8.46%
Annualized Portfolio Yield                                 11.32%
Weighted Coupon                                             5.60%
Excess Servicing                                            5.72%


Ending Overcollateralization Percentage (3 mo               8.37%
avg)
Trigger Level                                               4.25%
Excess Overcollateralization                                4.12%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               4.39%
      60-89 days (Del Stat 2)                               1.65%
      90+ days (Del Stat 3+)                                6.38%

Total Participation Balance (ending)               571,569,666.35